SHAREHOLDER LETTER

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Strategic Mortgage Portfolio seeks to obtain a high level of total return relative to the performance of the general mortgage securities market by investing primarily in a portfolio of mortgage securities created from pools of mortgages which are issued or guaranteed by the U.S. government, its agencies or instrumentalities.(1)
--------------------------------------------------------------------------------

Dear Shareholder:

It's a pleasure to bring you Franklin Strategic Mortgage Portfolio's annual report for the fiscal year ended September 30, 2001. After rapid gross domestic product (GDP) growth for most of 2000, the economy had contracted by the end of third quarter 2001. Fourth quarter 2000 GDP grew at an annualized 1.9% rate, slowing to a 1.3% annualized rate by first quarter 2001, and the trend continued downward through the second quarter. By third quarter 2001, GDP was an annualized -0.4%. Diminishing retail sales and weaker capital spending resulted in overall economic deceleration and increasing layoffs -- the unemployment rate ended the period at 4.9%, up from 3.9% at the beginning of the year under review. Slower growth generally reduces inflation expectations and allows interest rates to decline. The tragic terrorist attacks on New York and Washington, D.C., further dampened economic growth and created significant market

1. U.S. government securities owned by the Fund or held under repurchase agreement, but not shares of the Fund, are guaranteed by the U.S. government as to the timely payment of principal and interest. Yields and share price are not guaranteed and will fluctuate with market conditions.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 8.

CONTENTS

Shareholder Letter ........................................................    1

Performance Summary .......................................................    5

Financial Highlights & Statement of Investments ...........................    7

Financial Statements ......................................................   11

Notes to Financial Statements .............................................   14

Independent Auditors' Report ..............................................   17

FUND CATEGORY
[PYRAMID GRAPHIC]

PORTFOLIO BREAKDOWN
Based on Total Long-Term Investments


                                                    9/30/01              9/30/00
--------------------------------------------------------------------------------
30-Year Mortgage Pass-Throughs                       42.06%               72.61%

Adjustable Rate Mortgages                            37.72%               24.02%

15-Year Mortgage Pass-Throughs                       12.01%                3.06%

Manufactured Housing ABS                              7.94%                0.00%

Balloon Mortgage Pass-Throughs                        0.02%                0.31%

Cash & Equivalents                                    0.25%                0.00%

volatility. While there is no way to understate the magnitude of this recent tragedy on a human scale, we believe it is important not to overstate its economic effects in spite of inevitable short-term volatility.

After increasing interest rates throughout most of 2000, the Federal Reserve Board (the Fed) lowered short-term interest rates by a total of 3.5% during the reporting period. Fed Chairman Alan Greenspan noted in his comments that we should be wary of further slowdowns in growth going forward and left the door open for further cuts. As a result, the Treasury yield curve looked much different at the end of the reporting period than it did a year earlier. Three- and six-month yields dropped approximately 300 basis points, making for a more normalized curve. Although the shift was not as dramatic mainly because of uncertainty about the economy and the upcoming 2002 elections, 2- through

30-year yields also fell. This shift in the yield curve has boded well for Treasuries and other government-related securities, as lower yields result in higher bond prices.

Mortgage rates declined throughout the period. To mitigate the portfolio's securities' prepayment risk, we implemented a variety of investment strategies. One of these was purchasing seasoned, premium bonds. Such bonds have gone through several refinancing cycles and, therefore, have lowered prepayment risk. In addition, with mortgage rates ending the period in the high 6% range, we bought new, current-coupon bonds in an effort to help reduce prepayment risk as well. Another strategy we used was increasing our allocation of mortgage-related, asset-backed securities because they generally have lower prepayment risk than agency mortgage pass-through securities, and they provide diversification.

Within this environment, Franklin Strategic Mortgage Portfolio delivered a +12.60% one-year cumulative total return for the period ended September 30, 2001, as shown in the Performance Summary on page 5. In comparison, the Fund's benchmark, the Salomon Brothers Mortgage-Backed Securities Index, returned 12.31% during the same time.(2) Over the long term, the Fund has also delivered solid returns, as shown in the Performance Summary.

The slowing U.S. economy during the past year led to an increase in equity market volatility and declining corporate earnings, which negatively impacted the credit quality of many corporate

2. Source: Standard & Poor's Micropal. The unmanaged Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 178 Government National Mortgage Association, Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation issues. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

WHAT IS A MORTGAGE PASS-THROUGH SECURITY?

A mortgage pass-through security represents pooled mortgages that are repack-aged into a security and sold to investors. Such securities pass mortgage holder principal and interest payments from the originating financial institutions through a government agency or some other intermediary and then to investors.

DIVIDEND DISTRIBUTIONS*
10/1/00-9/30/01

                                                                      DIVIDEND
MONTH                                                                 PER SHARE
--------------------------------------------------------------------------------
October                                                             6.2911 cents

November                                                            5.8712 cents

December                                                            5.5946 cents

January                                                             6.2547 cents

February                                                            5.8719 cents

March                                                               5.7861 cents

April                                                               6.0171 cents

May                                                                 5.7749 cents

June                                                                5.2301 cents

July                                                                5.8466 cents

August                                                              5.6827 cents

September                                                           5.0993 cents
--------------------------------------------------------------------------------
TOTAL                                                              69.3203 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the Fund during the reporting period.


fixed income securities. Higher quality investments such as mortgage pass-through securities, in which the Fund invests, performed well in this environment.

Looking forward, we are optimistic about the performance of mortgage securities over the near term, due to their high credit quality and strong long-term returns. We believe that the portfolio is well-positioned, going forward, to provide solid returns for our shareholders.

Sincerely,


/s/ Roger A. Bayston
-------------------------------------
Roger A. Bayston
Portfolio Manager
Franklin Strategic Mortgage Portfolio

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of September 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 9/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of the Fund's operating expenses. All total returns include reinvested distributions at net asset value.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                               CHANGE            9/30/01         9/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                 +$0.50             $10.27           $9.77

DISTRIBUTIONS (10/1/00-9/30/01)
Dividend Income                        $0.693203

PERFORMANCE

                                                                       INCEPTION
CLASS A                                    1-YEAR        5-YEAR         (2/1/93)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                +12.60%       +48.00%          +85.02%

Average Annual Total Return(2)             +7.85%        +7.23%           +6.83%

Distribution Rate(3)             6.20%

30-Day Standardized Yield(4)     5.11%

--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a higher initial sales charge; thus actual total returns would be lower. The Fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases yield, total return and distribution rate to shareholders. Without this waiver, the Fund's total return and distribution rate would have been lower and yield for the period would have been 4.47%. The fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.
--------------------------------------------------------------------------------

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum sales charge.

3. Distribution rate is based on an annualization of September's 5.0993 cent per share monthly dividend and the maximum offering price per share of $10.73 on 9/30/01.

4. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 9/30/01.

--------------------------------------------------------------------------------
Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------


Past performance does not guarantee future results.                            5

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested dividends. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN
9/30/01


CLASS A
--------------------------------------------------------------------------------
1-Year                                                                    +7.85%

5-Year                                                                    +7.23%

Since Inception (2/1/93)                                                  +6.83%

                                  [LINE GRAPH]

             Franklin Strategic            Salomon Brothers Mortgage-Backed
             Mortgage Portfolio                     Securities Index
02/01/1993        $ 9,579                $10,000
02/28/1993        $ 9,721                $10,092                       0.92%
03/31/1993        $ 9,780                $10,153                       0.60%
04/30/1993        $ 9,839                $10,222                       0.68%
05/31/1993        $ 9,859                $10,268                       0.45%
06/30/1993        $10,008                $10,366                       0.96%
07/31/1993        $10,014                $10,410                       0.42%
08/31/1993        $10,130                $10,453                       0.42%
09/30/1993        $10,166                $10,462                       0.08%
10/31/1993        $10,215                $10,497                       0.34%
11/30/1993        $10,133                $10,478                      -0.18%
12/31/1993        $10,231                $10,556                       0.74%
01/31/1994        $10,350                $10,663                       1.01%
02/28/1994        $10,188                $10,595                      -0.63%
03/31/1994        $ 9,985                $10,335                      -2.46%
04/30/1994        $ 9,933                $10,270                      -0.63%
05/31/1994        $ 9,959                $10,306                       0.35%
06/30/1994        $ 9,926                $10,279                      -0.26%
07/31/1994        $10,110                $10,479                       1.95%
08/31/1994        $10,139                $10,502                       0.22%
09/30/1994        $10,003                $10,361                      -1.35%
10/31/1994        $ 9,979                $10,358                      -0.02%
11/30/1994        $ 9,953                $10,321                      -0.36%
12/31/1994        $10,044                $10,407                       0.83%
01/31/1995        $10,249                $10,641                       2.25%
02/28/1995        $10,512                $10,912                       2.55%
03/31/1995        $10,547                $10,956                       0.40%
04/30/1995        $10,686                $11,102                       1.33%
05/31/1995        $11,034                $11,461                       3.24%
06/30/1995        $11,101                $11,522                       0.53%
07/31/1995        $11,117                $11,545                       0.20%
08/31/1995        $11,229                $11,651                       0.92%
09/30/1995        $11,330                $11,756                       0.90%
10/31/1995        $11,447                $11,656                      -0.85%
11/30/1995        $11,572                $12,004                       2.98%
12/31/1995        $11,707                $12,153                       1.24%
01/31/1996        $11,804                $12,246                       0.77%
02/29/1996        $11,710                $12,149                      -0.79%
03/31/1996        $11,658                $12,108                      -0.34%
04/30/1996        $11,628                $12,052                      -0.46%
05/31/1996        $11,592                $12,037                      -0.13%
06/30/1996        $11,728                $12,191                       1.28%
07/31/1996        $11,782                $12,240                       0.40%
08/31/1996        $11,779                $12,242                       0.02%
09/30/1996        $11,974                $12,448                       1.68%
10/31/1996        $12,207                $12,689                       1.94%
11/30/1996        $12,377                $12,864                       1.38%
12/31/1996        $12,330                $12,808                      -0.44%
01/31/1997        $12,415                $12,917                       0.85%
02/28/1997        $12,438                $12,931                       0.11%
03/31/1997        $12,393                $12,823                      -0.83%
04/30/1997        $12,570                $13,018                       1.52%
05/31/1997        $12,680                $13,139                       0.93%
06/30/1997        $12,808                $13,290                       1.15%
07/31/1997        $13,013                $13,536                       1.85%
08/31/1997        $13,004                $13,512                      -0.18%
09/30/1997        $13,153                $13,673                       1.19%
10/31/1997        $13,281                $13,820                       1.08%
11/30/1997        $13,313                $13,867                       0.34%
12/31/1997        $13,437                $13,994                       0.91%
01/31/1998        $13,564                $14,124                       0.93%
02/28/1998        $13,595                $14,166                       0.30%
03/31/1998        $13,644                $14,221                       0.39%
04/30/1998        $13,713                $14,301                       0.56%
05/31/1998        $13,810                $14,401                       0.70%
06/30/1998        $13,890                $14,464                       0.44%
07/31/1998        $13,952                $14,535                       0.49%
08/31/1998        $14,097                $14,668                       0.91%
09/30/1998        $14,298                $14,844                       1.20%
10/31/1998        $14,301                $14,827                      -0.11%
11/30/1998        $14,389                $14,896                       0.46%
12/31/1998        $14,452                $14,970                       0.50%
01/31/1999        $14,537                $15,073                       0.69%
02/28/1999        $14,465                $15,018                      -0.37%
03/31/1999        $14,548                $15,121                       0.69%
04/30/1999        $14,611                $15,195                       0.49%
05/31/1999        $14,515                $15,093                      -0.67%
06/30/1999        $14,476                $15,059                      -0.23%
07/31/1999        $14,392                $14,956                      -0.68%
08/31/1999        $14,382                $14,947                      -0.06%
09/30/1999        $14,628                $15,201                       1.70%
10/31/1999        $14,692                $15,282                       0.53%
11/30/1999        $14,705                $15,294                       0.08%
12/31/1999        $14,667                $15,244                      -0.33%
01/31/2000        $14,553                $15,126                      -0.77%
02/29/2000        $14,716                $15,305                       1.18%
03/31/2000        $14,865                $15,469                       1.07%
04/30/2000        $14,886                $15,476                       0.05%
05/31/2000        $14,901                $15,489                       0.08%
06/30/2000        $15,210                $15,823                       2.16%
07/31/2000        $15,314                $15,925                       0.64%
08/31/2000        $15,551                $16,160                       1.48%
09/30/2000        $15,739                $16,333                       1.07%
10/31/2000        $15,857                $16,454                       0.74%
11/30/2000        $16,098                $16,698                       1.48%
12/31/2000        $16,417                $16,965                       1.60%
01/31/2001        $16,651                $17,228                       1.55%
02/28/2001        $16,748                $17,322                       0.55%
03/31/2001        $16,861                $17,435                       0.65%
04/30/2001        $16,878                $17,454                       0.11%
05/31/2001        $16,975                $17,562                       0.62%
06/30/2001        $17,046                $17,587                       0.14%
07/31/2001        $17,332                $17,914                       1.86%
08/31/2001        $17,481                $18,077                       0.91%
09/30/2001        $17,722                $18,343                       1.47%

Total Return        77.22%                 83.43%

5. Source: Standard and Poor's Micropal. The Salomon Brothers Mortgage-Backed Securities Index is a total return index that includes approximately 178 GNMA, FNMA and FHLMC issues.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


6                            Past performance does not guarantee future results.

FRANKLIN  STRATEGIC  MORTGAGE  PORTFOLIO

Financial Highlights

                                                                                    YEAR ENDED SEPTEMBER 30,
                                                           --------------------------------------------------------------------
                                                              2001           2000           1999            1998         1997
                                                           --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $    9.77      $   9.74        $  10.14        $   9.96     $  9.74
                                                           --------------------------------------------------------------------
Income from investment operations:

  Net investment income ................................        .657          .663            .627            .660        .708

  Net realized and unrealized gains (losses) ...........        .539          .043           (.400)           .179        .220
                                                           --------------------------------------------------------------------
Total from investment operations .......................       1.196          .706            .227            .839        .928
                                                           --------------------------------------------------------------------
Less distributions from net investment income ..........       (.693)        (.676)          (.627)          (.659)      (.708)
                                                           --------------------------------------------------------------------
Net asset value, end of year ...........................   $   10.27      $   9.77        $   9.74        $  10.14     $  9.96
                                                           ====================================================================

Total return(a) ........................................       12.60%         7.60%           2.30%           8.71%       9.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $ 188,330      $ 49,572        $ 32,877        $ 14,551     $ 8,934

Ratios to average net assets:
  Expenses .............................................          --%           --%             --%             --%         --%

  Expenses excluding waiver and payments by affiliate ..         .59%          .57%            .65%            .74%        .82%

  Net investment income ................................        5.98%         6.87%           6.32%           6.56%       7.18%

Portfolio turnover rate(b) .............................       87.91%        42.00%          41.72%          38.15%      13.59%

(a) Total return does not reflect sales commissions and is not annualized for periods less than one year.

(b) The portfolio turnover rate excludes mortgage dollar roll transactions.


                       See notes to financial statements.                      7

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

STATEMENT OF INVESTMENTS, SEPTEMBER 30, 2001

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS 98%
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) 3.9%
   FHLMC, 6.00%, 6/15/11 - 10/01/30 ..................................................................  $ 1,679,028    $  1,731,186
(a)FHLMC, 6.50%, 3/01/09 - 5/01/31 ...................................................................      530,414         542,323
(a)FHLMC, 7.00%, 6/01/09 - 8/01/31 ...................................................................    1,955,922       2,030,919
(a)FHLMC, 7.50%, 4/01/10 - 1/01/31 ...................................................................    2,815,127       2,935,437
   FHLMC, 8.00%, 1/01/10 - 1/01/26 ...................................................................       60,461          64,273
   FHLMC, 8.50%, 12/01/24 ............................................................................       31,476          33,623
   FHLMC, 9.50%, 12/01/22 ............................................................................       23,730          26,274
                                                                                                                       ------------
                                                                                                                          7,364,035
                                                                                                                       ------------
   FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC) - ADJUSTABLE RATE 5.7%
   FHLMC, ARM, 6.50%, 4/01/17 ........................................................................      294,425         300,065
(a)FHLMC, ARM, 6.977%, 9/01/27 .......................................................................    1,341,322       1,367,187
(a)FHLMC, ARM, 7.037%, 5/01/22 .......................................................................      527,137         540,756
(a)FHLMC, ARM, 7.252%, 11/01/16 ......................................................................    1,166,380       1,189,461
(a)FHLMC, ARM, 7.355%, 7/01/22 .......................................................................    1,145,404       1,166,966
(a)FHLMC, ARM, 7.61%, 11/01/19 .......................................................................    1,140,113       1,214,065
(a)FHLMC, ARM, 8.079%, 5/01/20 .......................................................................    1,349,210       1,377,452
   FHLMC, ARM, 8.323%, 4/01/24 .......................................................................    1,383,777       1,442,240
(a)FHLMC, ARM, 8.325%, 3/01/19 .......................................................................      864,844         883,646
(a)FHLMC, ARM, 8.333%, 11/01/25 ......................................................................      312,908         318,513
(a)FHLMC, ARM, 8.50%, 4/01/18 ........................................................................      933,789         961,794
                                                                                                                       ------------
                                                                                                                         10,762,145
                                                                                                                       ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 59.7%
(a)FNMA, 5.50%, 5/01/14 - 3/01/16 ....................................................................    1,971,835       2,030,060
(a)FNMA, 6.00%, 3/01/11 - 9/01/31 ....................................................................   16,801,257      17,222,490
(a)FNMA, 6.50%, 9/01/08 - 9/01/31 ....................................................................   49,178,394      50,133,834
(a)FNMA, 7.00%, 7/01/09 - 9/01/31 ....................................................................   26,002,462      26,441,275
(a)FNMA, 7.50%, 7/01/09 - 7/01/31 ....................................................................    8,578,865       8,758,978
   FNMA, 8.00%, 12/01/25 - 7/01/31 ...................................................................    4,874,265       4,961,013
(a)FNMA, 8.50%, 7/01/24 - 4/01/30 ....................................................................      347,856         361,513
   FNMA, 9.00%, 1/01/25 ..............................................................................       29,423          31,766
(a)FNMA, 9.50%, 11/01/15 - 6/01/28 ...................................................................    1,711,424       1,761,342
   FNMA, 10.00%, 8/01/15 - 9/01/20 ...................................................................      726,264         737,351
                                                                                                                       ------------
                                                                                                                        112,439,622
                                                                                                                       ------------
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE 10.7%
(a)FNMA, ARM, 5.203%, 1/01/17 ........................................................................    1,544,700       1,601,069
(a)FNMA, ARM, 6.493%, 7/01/17 ........................................................................      554,724         561,162
(a)FNMA, ARM, 6.688%, 7/01/27 ........................................................................    1,137,959       1,165,796
(a)FNMA, ARM, 6.736%, 7/01/14 ........................................................................    1,551,459       1,589,057
   FNMA, ARM, 6.79%, 7/01/19 .........................................................................      336,384         348,163
   FNMA, ARM, 7.113%, 4/01/18 ........................................................................      259,400         264,702
(a)FNMA, ARM, 7.303%, 5/01/21 ........................................................................    1,784,143       1,830,374
(a)FNMA, ARM, 7.446%, 8/01/27 ........................................................................      460,049         472,847
(a)FNMA, ARM, 7.482%, 12/01/22 .......................................................................    1,121,391       1,146,581
(a)FNMA, ARM, 7.509%, 6/01/17 ........................................................................      662,001         684,582
(a)FNMA, ARM, 7.563%, 4/01/21 ........................................................................      662,582         675,956
(a)FNMA, ARM, 7.601%, 6/01/25 ........................................................................      595,386         609,222

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
   LONG TERM INVESTMENTS (CONT.)
   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - ADJUSTABLE RATE (CONT.)
(a)FNMA, ARM, 7.674%, 5/01/25 ........................................................................  $   561,977    $    576,419
   FNMA, ARM, 7.741%, 10/01/29 .......................................................................    1,762,644       1,806,862
(a)FNMA, ARM, 7.745%, 8/01/26 ........................................................................    2,281,153       2,361,587
(a)FNMA, ARM, 7.806%, 4/01/18 ........................................................................      559,416         575,882
(a)FNMA, ARM, 7.828%, 12/01/24 .......................................................................      530,669         546,388
(a)FNMA, ARM, 7.874%, 7/01/25 ........................................................................      659,559         677,619
(a)FNMA, ARM, 8.250%, 9/01/18 ........................................................................      694,432         704,079
(a)FNMA, ARM, 8.679%, 6/01/30 ........................................................................    1,865,627       1,986,072
                                                                                                                       ------------
                                                                                                                         20,184,419
                                                                                                                       ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA), SF, 9.6%
(a)GNMA, 6.50%, 1/15/24 - 2/15/29 ....................................................................      630,185         646,381
(a)GNMA, 7.00%, 4/15/14 - 6/15/28 ....................................................................    2,340,076       2,435,399
(a)GNMA, 7.50%, 6/15/23 - 5/15/28 ....................................................................    6,602,320       6,897,161
(a)GNMA, 8.00%, 3/15/17 - 1/15/28 ....................................................................    1,704,266       1,818,027
   GNMA, 8.25%, 1/15/21 - 10/15/21 ...................................................................      909,356         972,811
   GNMA, 8.50%, 7/15/24 - 8/15/26 ....................................................................       26,232          28,192
(a)GNMA, 9.00%, 12/15/16 .............................................................................       63,666          69,777
   GNMA, 9.50%, 10/15/20 .............................................................................       37,790          42,028
   GNMA, 10.00%, 2/15/13 - 2/15/19 ...................................................................       87,955          98,544
   GNMA, 10.50%, 1/15/16 .............................................................................        1,436           1,624
   GNMA II, 6.00%, 8/20/31 ...........................................................................    2,996,313       2,989,503
(a)GNMA II, 6.50%, 1/20/06 ...........................................................................    1,795,331       1,837,435
   GNMA II, 8.00%, 8/20/26 ...........................................................................        7,019           7,382
   GNMA II, 9.00%, 8/20/06 - 3/20/25 .................................................................      165,405         178,909
   GNMA II, 10.50%, 6/20/20 ..........................................................................          768             877
                                                                                                                       ------------
                                                                                                                         18,024,050
                                                                                                                       ------------
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - ADJUSTABLE RATE, SF, .3%
   GNMA, ARM, 7.625%, 11/20/25 .......................................................................      264,258         273,110
   GNMA, ARM, 7.750%, 7/20/27 ........................................................................      221,893         228,576
                                                                                                                       ------------
                                                                                                                            501,686
                                                                                                                       ------------
   MISCELLANEOUS 7.8%
   Delta Funding Home Equity Loan Trust, 5.98%, 2/15/23 ..............................................      445,184         449,925
   Equity One Mortgage, 6.132%, 8/25/32 ..............................................................    4,000,000       4,097,598
   Green Tree Financial Corp., 7.05%, 1/15/19 ........................................................    2,150,000       2,229,611
   Residential Asset Securities Corp., 7.76%, 10/25/20 ...............................................    5,000,000       5,145,668
   Salomon Brothers Mortgage Securities VII, 6.592%, 12/18/33 ........................................    2,000,000       2,119,517
   UCFC Home Equity Loan, 6.70%, 11/15/19 ............................................................      563,206         567,147
   Vanderbilt Mortgage Finance, 6.75%, 10/27/28 ......................................................      100,000          99,063
                                                                                                                       ------------
                                                                                                                         14,708,529
                                                                                                                       ------------
   PRUDENTIAL HOME MORTGAGE SECURITIES (PHMS) - ADJUSTABLE RATE .2%
   PHMS, 7.444%, 7/25/18 .............................................................................      413,403         414,080
                                                                                                                       ------------
   TOTAL LONG TERM INVESTMENTS (COST $180,830,115) ...................................................                  184,398,566
                                                                                                                       ------------
   SHORT TERM INVESTMENTS
   FHLMC, 6.50%, 11/01/01 (COST $37,017) .............................................................       38,717          38,915
                                                                                                                       ------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $180,867,132) .................................                  184,437,481
                                                                                                                       ------------

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                                                                                                         PRINCIPAL
                                                                                                           AMOUNT          VALUE
------------------------------------------------------------------------------------------------------------------------------------
(b)REPURCHASE AGREEMENT 22.2%
   Joint Repurchase Agreement, 3.204%, 10/1/01, (Maturity Value $41,838,422) (COST $41,827,254) ......  $41,827,254    $ 41,827,254
    ABN AMRO Inc. (Maturity Value $3,540,166)
    Barclays Capital Inc. (Maturity Value $3,540,166)
    Bear, Stearns & Co., Inc. (Maturity Value $3,540,166)
    Credit Suisse First Boston Corp. (Maturity Value $3,540,166)
    Deutsche Banc Alex. Brown Inc. (Maturity Value $3,540,166)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $3,540,166)
    Lehman Brothers Inc. (Maturity Value $2,896,596)
    Morgan Stanley & Co. Inc. (Maturity Value $3,540,166)
    Nesbitt Burns Securities Inc. (Maturity Value $3,540,166)
    Paribas Corp. (Maturity Value $3,540,166)
    SG Cowen Securities Corp. (Maturity Value $3,540,166)
    UBS Warburg LLC (Maturity Value $3,540,166)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and U.S. Government Agency Securities
                                                                                                                       ------------
   TOTAL INVESTMENTS (COST $222,694,386) 120.1% ......................................................                  226,264,735
   OTHER ASSETS, LESS LIABILITIES (20.1)% ............................................................                  (37,934,506)
                                                                                                                       ------------
   NET ASSETS 100.0% .................................................................................                 $188,330,229
                                                                                                                       ============

PORTFOLIO ABBREVIATIONS:
SF  -Single Family

(a)Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(b)See Note 1(b) regarding joint repurchase agreement.


10                     See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

Assets:
 Investments in securities:
  Cost ..................................................................     $ 180,867,132
                                                                              -------------
  Value .................................................................       184,437,481
 Repurchase agreements, at value and cost ...............................        41,827,254
 Cash ...................................................................             2,297
 Receivables:
  Investment securities sold ............................................           305,332
  Capital shares sold ...................................................         2,855,722
  Interest ..............................................................           991,479
                                                                              -------------
    Total assets ........................................................       230,419,565
                                                                              -------------

Liabilities:
 Payables:
  Investment securities purchased .......................................        40,534,860
  Capital shares redeemed ...............................................         1,376,126
  Shareholders ..........................................................             1,550
 Distributions to shareholders ..........................................           176,800
                                                                              -------------
     Total liabilities ..................................................        42,089,336
                                                                              -------------
       Net assets, at value .............................................     $ 188,330,229
                                                                              =============
Net assets consist of:
 Undistributed net investment income ....................................     $     (74,227)
 Net unrealized appreciation ............................................         3,570,349
 Accumulated net realized gain ..........................................         1,392,891
 Capital shares .........................................................       183,441,216
                                                                              -------------
       Net assets, at value .............................................     $ 188,330,229
                                                                              =============
 Net asset value per share ($188,330,229 / 18,332,734 shares outstanding)     $       10.27
                                                                              =============
 Maximum offering price per share ($10.27 / 95.75%) .....................     $       10.73
                                                                              =============


                       See notes to financial statements.                     11

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FINANCIAL STATEMENTS (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

Investment income:
 Interest ..................................................       $  5,885,747
                                                                   ------------
Expenses:
 Management fees (Note 3) ..................................            390,473
 Transfer agent fees (Note 3) ..............................             86,796
 Custodian fees ............................................              1,019
 Reports to shareholders ...................................             20,323
 Registration and filing fees ..............................             48,625
 Professional fees .........................................             29,440
 Other .....................................................              3,842
                                                                   ------------
   Total expenses ..........................................            580,518
   Expenses waived/paid by affiliate (Note 3) ..............           (580,518)
                                                                   ------------
     Net investment income .................................          5,885,747
                                                                   ------------
Realized and unrealized gains:
 Net realized gain from investments ........................          2,351,449
 Net unrealized appreciation on investments ................          3,513,238
                                                                   ------------
Net realized and unrealized gain ...........................          5,864,687
                                                                   ------------
Net increase in net assets resulting from operations .......       $ 11,750,434
                                                                   ============


12                     See notes to financial statements.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2001 AND 2000

                                                                     2001              2000
                                                                -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...................................     $   5,885,747      $  2,740,732
  Net realized gain (loss) from investments ...............         2,351,449           (82,910)
  Net unrealized appreciation on investments ..............         3,513,238           521,897
                                                                -------------------------------
      Net increase in net assets resulting from operations         11,750,434         3,179,719
 Distributions to shareholders from net investment income .        (6,598,962)       (2,806,043)
 Capital share transactions (Note 2) ......................       133,606,619        16,322,139
                                                                -------------------------------
      Net increase in net assets ..........................       138,758,091        16,695,815
Net assets
 Beginning of year ........................................        49,572,138        32,876,323
                                                                -------------------------------
 End of year ..............................................     $ 188,330,229      $ 49,572,138
                                                                ===============================
Undistributed net investment income included in net assets:
 End of year ..............................................     $     (74,227)     $    (16,410)
                                                                ===============================


                       See notes to financial statements.                     13

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Mortgage Portfolio (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Trust consists of one Fund, the Franklin Strategic Mortgage Portfolio (the
Fund), which seeks total return.

The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

b. JOINT REPURCHASE AGREEMENT:

The Fund may enter into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Fund based on its pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by the securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At September 30, 2001, all repurchase agreements had been entered into on September 28, 2001.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

e. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

2. SHARES OF BENEFICIAL INTEREST

At September 30, 2001, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                                       YEAR ENDED SEPTEMBER 30,
                                                   ----------------------------------------------------------------
                                                                2001                              2000
                                                   ----------------------------------------------------------------

                                                      SHARES            AMOUNT           SHARES           AMOUNT
                                                   ----------------------------------------------------------------
Shares sold .....................................   15,009,722      $ 151,269,128       2,880,866      $ 27,655,235
Shares issued in reinvestment of distributions ..      497,796          5,026,350         177,765         1,708,513
Shares redeemed .................................   (2,250,559)       (22,688,859)     (1,359,052)      (13,041,609)
                                                   ----------------------------------------------------------------
Net increase ....................................   13,256,959      $ 133,606,619       1,699,579      $ 16,322,139
                                                   ================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services) and Franklin/Templeton Investor Services, LLC (Investor Services), the Fund's investment manager, principal underwriter, administrative manager, and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the average net assets of the Fund as follows:

           ANNUALIZED
            FEE RATE    AVERAGE DAILY NET ASSETS
           ----------------------------------------------------------------
              .40%      First $250 million
              .38%      Over $250 million, up to and including $500 million
              .36%      In excess of $500 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

Advisers agreed in advance to waive management fees and assume payment of other expenses, as noted in the Statement of Operations.

Distributors paid net commissions from sales of Fund shares for the year of $4,826.

4. INCOME TAXES

At September 30, 2001, the Fund has deferred capital losses occurring subsequent to October 31, 2000 of $403,573. For tax purposes, such losses will be reflected in the year ending September 30, 2002.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
Notes to Financial Statements (continued)


4. INCOME TAXES (CONT.)

At September 30, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $222,715,764 was as follows:

                 Unrealized appreciation ............  $ 3,606,043
                 Unrealized depreciation ............      (57,072)
                                                       -----------
                 Net unrealized appreciation  . .....  $ 3,548,971
                                                       ===========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of mortgage dollar roll transactions and paydown losses.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatment of wash sales, mortgage dollar roll transactions, and paydown losses.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended September 30, 2001 aggregated $209,892,824 and $94,370,275, respectively.

FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Strategic Mortgage Portfolio (the "Fund") at September 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
November 6, 2001

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